CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Costs and expenses:
Depreciation	$ 109,000	$ 237,000
General, administrative and other operating	8,406,000	13,157,000
Full impairment of unproved oil and gas properties	14,331,000
Loss from operations	(22,846,000)	(13,394,000)
Other income (expense):
Interest Income		2,000
Total other income (expense)		2,000
Loss before income tax	(22,846,000)	(13,392,000)
Income tax	0	0
Net loss	$ (22,846,000)	$ (13,392,000)
Basic and diluted loss per common share (in dollars per share)	$ (1.09)	$ (0.64)
Weighted average shares outstanding - basic and diluted (in shares)	21,046,591	21,046,591